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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 1, 2002


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                           GLOBAL INDUSTRIES, LTD.
           (Exact name of registrant as specified in its charter)



           Louisiana                     2-56600             72-1212563
(State or other jurisdiction         (Commission File    (I.R.S. Employer
of incorporation or organization)       Number)         Identification No.)


      8000 Global Drive
        Carlyss, LA                                              70665
(Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code:  (337) 583-5000

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ITEM 9.  REGULATION FD DISCLOSURE

On July 31, 2002, Global Industries, Ltd. issued a press release announcing operating results for the Second Quarter and Six Months Ended June 30, 2002 and revised annual earnings guidance, a copy of which is filed with this report and incorporated herein by reference.

This report is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report contains forward-looking information about the Company's business and prospects based on current information and expectations of the Company that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially are: industry conditions, prices of crude oil and natural gas, the Company's ability to obtain and the timing of new projects, and changes in competitive factors. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual outcomes could vary materially from those indicated.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Not applicable.


(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.


(c) EXHIBITS

99.1 Press Release dated July 31, 2002

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                                SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GLOBAL INDUSTRIES, LTD.


                         By:     /s/ TIMOTHY W. MICIOTTO

                       ___________________________________
                                Timothy W. Miciotto
                               Senior Vice President/
                              Chief Financial Officer


Dated: August 1, 2002

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                                EXHIBIT INDEX

                  EXHIBIT
                  NUMBER             EXHIBIT DESCRIPTION
                  -------            -------------------

                  99.1               Press Release dated July 31, 2002



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                                EXHIBIT 99.1

                        [GLOBAL INDUSTRIES, LTD. LOGO]


                            FOR IMMEDIATE RELEASE
PRESS RELEASE CONTACT: WILLIAM J. DORE', JR.
713-479-7979

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Global Industries, Ltd. Announces Operating Results for the Second
Quarter and Six Months Ended June 30, 2002

Carlyss, Louisiana, (July 31, 2002) Global Industries, Ltd. (NASDAQ: GLBL) reported net income of $9.8 million, or $0.10 per share, for the second quarter ended June 30, 2002 compared to net income of $2.8 million, or $0.03 per share, for the quarter ended June 30, 2001. Net income for the six months ended June 30, 2002 was $5.0 million, or $0.05 per share, compared to a net loss of $0.2 million, or $0.00 per share for the six months ended June 30, 2001.

Revenues for the second quarter ended June 30, 2002 increased $48.4 million, or 44%, to $157.4 million from $109.0 million for the quarter ended June 30, 2001. Revenues for the six months ended June 30, 2002 increased $81.8 million to $262.1 million from $180.3 million for the six months ended June 30, 2001.

The Company has revised its earnings guidance for fiscal 2002.
Earnings per share for the year are now expected to be in the range of $.22 to $.27. This decrease is due primarily to continuing market uncertainty in the U.S. Gulf of Mexico.

William J. Dore', Global's Chairman and Chief Executive Officer stated: "We are pleased to report a 44% increase in revenues and a 246% increase in net income this quarter as compared to the same period last year. During the quarter, we booked over $132 million in new work resulting in a backlog of $295.2 million at quarter-end, our third largest quarter-end backlog in history. Our worldwide market place is both dynamic and demanding, but one of considerable opportunity. We are strategically positioned, both operationally and financially, to capitalize on these opportunities. Although we have been experiencing some near-term softness in our domestic markets, we remain optimistic about our future and the future of our industry. We continue to focus our efforts on increasing market share, successfully executing projects, and enhancing financial performance."

A conference call will be held at 9:00 a.m. Central Daylight Time on Thursday, August 1, 2002. Anyone wishing to listen to the conference call should dial (800) 553-0358 or (612) 338-9017 and ask for the "Global Industries Second Quarter Earnings" call. Phone lines will open ten minutes prior to the start of the call. Alternatively, the call will be webcast in real-time on the Company's web site at www.globalind.com, where it will also be archived for anytime reference until August 15, 2002.

All individuals listening to the conference call or the replay are reminded that all conference call material is copyrighted by Global and cannot be recorded or rebroadcast without Global's express written consent.

Global Industries provides pipeline construction, platform installation and removal, diving services, and other marine support to the oil and gas industry in the Gulf of Mexico, West Africa, Asia Pacific, Middle East/India, South America, and Mexico's Bay of Campeche. The Company's shares are traded on the NASDAQ National Market System under the symbol "GLBL".

This press release may contain forward-looking information based on current information and expectations of the Company that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially are industry conditions, prices of crude oil and natural gas, the Company's ability to obtain and the timing of new projects, and changes in competitive factors. Additional factors are included in the Company's 10K. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual outcomes could vary materially from those indicated.




                                         Set forth below are the Company's
                                        results of operations and selected
                                          balance sheet amounts for the
                                               periods indicated
                                        ---------------------------------

                                         (In thousands, except shares and
                                                 per share amounts)
                                        ----------------------------------
                                        Three Months Ended   Three Months Ended
                                           June 30, 2002        June 30, 2001

Results of Operations
-------------------------------------   -------------------  ------------------

Revenues                                  $       157,443      $      109,018
Gross profit                                       27,802              20,531
Goodwill amortization                                  --                 743
Selling, general, and administrative
  expenses                                          9,189               9,282
                                        -------------------  ------------------
Operating income                                   18,613              10,506
                                        -------------------  ------------------
Interest expense                                    3,576               5,622
Other expense (income)                                (99)                609
                                        -------------------  ------------------
Income before income taxes                         15,136               4,275
Income taxes                                        5,302               1,434
                                        -------------------  ------------------
Net income                                $         9,834      $        2,841
                                        ===================  ==================

           Average shares
-------------------------------------
Basic                                         102,413,000          92,670,000
Diluted                                       103,433,000          95,074,000


          Income per share
-------------------------------------
Basic                                     $          0.10      $         0.03
Diluted                                              0.10                0.03

             Other data
-------------------------------------
Depreciation and amortization             $        16,478      $       13,785
Deferred income taxes                                 846               1,473
Backlog at June 30, 2002 and 2001                 295,162             117,268


         Reportable Segments
-------------------------------------
Revenues
U.S. Gulf of Mexico offshore
construction                              $        26,506      $       31,302
U.S. Gulf of Mexico diving                          6,611               9,784
U.S. Gulf of Mexico marine support                  8,800              12,574
West Africa                                        14,471               5,339
Latin America                                      69,212              14,118
Asia Pacific                                       33,866              37,580
Middle East                                         1,653               3,466
Other                                                  --                  96
Intersegment eliminations                          (3,676)             (5,241)
                                        -------------------  ------------------
                                          $       157,443      $      109,018
                                        ===================  ==================

Income (loss) before income taxes
U.S. Gulf of Mexico offshore
construction                              $         1,209      $         (454)
U.S. Gulf of Mexico diving                           (781)                 20
U.S. Gulf of Mexico marine support                  1,175               5,551
West Africa                                        (3,721)               (436)
Latin America                                      12,439              (1,475)
Asia Pacific                                        5,234               2,020
Middle East                                        (1,139)               (978)
Other                                                 720                  27
                                        -------------------  ------------------
                                          $        15,136      $        4,275



                                         Set forth below are the Company's
                                        results of operations and selected
                                          balance sheet amounts for the
                                               periods indicated
                                        ---------------------------------

                                         (In thousands, except shares and
                                                 per share amounts)
                                        ----------------------------------
                                         Six Months Ended     Six Months Ended
                                           June 30, 2002        June 30, 2001

Results of Operations
-------------------------------------   -------------------  ------------------
Revenues                                  $       262,108      $      180,289
Gross profit                                       34,674              29,598
Goodwill amortization                                  --               1,486
Selling, general, and
administrative expenses                            18,385              18,191
                                        -------------------  ------------------
Operating income                                   16,289               9,921
                                        -------------------  ------------------
Interest expense                                    7,934              10,952
Other expense (income)                                658                (620)
                                        -------------------  ------------------
Income (loss) before income taxes                   7,697                (411)
Income taxes (benefit)                              2,699                (181)
                                        -------------------  ------------------
Net income (loss)                         $         4,998      $         (230)
                                        ===================  ==================


          Average shares
-------------------------------------
Basic                                          98,226,000          92,551,000
Diluted                                        98,736,000          92,551,000

         Income per share
-------------------------------------
Basic                                     $          0.05      $        (0.00)
Diluted                                              0.05               (0.00)

             Other data
-------------------------------------
Depreciation and amortization             $        29,839      $       25,978
Deferred income taxes (benefit)                    (3,885)             (1,059)


         Reportable Segments
-------------------------------------
Revenues
U.S. Gulf of Mexico offshore
  construction                            $        42,231      $       55,514
U.S. Gulf of Mexico diving                         12,872              16,958
U.S. Gulf of Mexico marine support                 17,390              23,330
West Africa                                        38,196              15,385
Latin America                                     108,127              18,245
Asia Pacific                                       48,362              50,649
Middle East                                         4,407               8,789
Other                                                  --                 333
Intersegment eliminations                          (9,477)             (8,914)
                                        -------------------  ------------------
                                          $       262,108      $      180,289
                                        ===================  ==================

Income (loss) before income taxes
U.S. Gulf of Mexico offshore
construction                              $        (5,947)     $       (3,335)
U.S. Gulf of Mexico diving                         (2,886)             (1,050)
U.S. Gulf of Mexico marine support                  2,607              10,451
West Africa                                          (860)              2,112
Latin America                                      15,891              (3,257)
Asia Pacific                                          399              (3,640)
Middle East                                        (1,723)               (773)
Other                                                 216                (919)
                                        -------------------  ------------------
                                          $         7,697      $         (411)
                                        ===================  ==================



Selected Balance Sheet amounts             June 30, 2002      December 31, 2001
-------------------------------------   -------------------  ------------------
Cash                                      $        20,761      $       11,540
Working capital                                   117,578              64,558
Total assets                                      787,727             748,177
Debt                                              172,746             234,740
Shareholders' equity                              483,829             396,764